EXHIBIT 10.12

FORM OF SUBSCRIPTION AGREEMENT

Social Reality, Inc.

456 Seaton Street

Los Angeles, CA  90013

Gentlemen:

The undersigned subscriber or subscribers (hereinafter, the “Purchaser”) has received and carefully read this subscription agreement (the “Agreement”) and the Confidential Private Placement Memorandum dated October 3, 2013 as may be amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum,” and, together with this Agreement, the “Offering Documents”) which, among other things, describe the terms and conditions by which a Purchaser may invest in the offering (the “Offering”) of Social Reality, Inc., a Delaware corporation (the “Company”) pursuant to the Memorandum.  Capitalized terms used and not defined herein shall have the same meanings as in the Memorandum.

1.

Subscription.  Subject to the terms and conditions of this Agreement and the provisions of the Memorandum, the Purchaser hereby irrevocably subscribes for and agrees to purchase the number of Units (each, a “Unit,” and collectively, the “Units”) of the Company, with each Unit consisting of one share of the Company’s Class A common stock (the “Class A Common Stock”) and one three-year Class A Common Stock Purchase Warrant to purchase 0.5 shares of Class A Common Stock (the “Warrants”) on the signature page hereof at a purchase price of $0.50 per Unit (the “Unit Purchase Price”) and hereby tenders this Agreement, together with a check or wire transfer in such amount in favor of Signature Bank as Escrow Agent for the Company for such purchase.

The Purchaser agrees that this subscription shall be irrevocable and shall survive the death or disability of the Purchaser. The Purchaser understands that if this subscription is not accepted, in whole or in part, funds received by the Company pursuant hereto will be returned to the Purchaser, without interest accrued thereon or deduction therefrom.

2.

Acceptance of Subscription.  The Purchaser acknowledges that the Company has the right (in its sole discretion) to accept or reject this subscription, in whole or in part, for any reason, and that this subscription shall be deemed to be accepted by the Company only when it is signed on its behalf.  The Agreement either will be accepted or rejected, in whole or in part, as promptly as practical after receipt.  The Purchaser agrees that subscriptions need not be accepted in the order subscriptions are received by the Company.  Upon rejection of this Agreement for any reason, all items received with this Agreement shall be returned to the Purchaser without deduction for any fee, commission or expense and without accrued interest with respect to any money received, and this Agreement shall be deemed to be null and void and of no further force or effect.

3.

Representations, Warranties and Covenants of the Purchaser.  The Purchaser hereby represents, warrants to, and covenants with the Company and the Placement Agent as follows:

(a)

Neither the Units, the shares of Class A Common Stock included in the Units, the Warrants, or the shares of Class A Common Stock issuable upon the exercise of the Units (collectively, the “Securities”) offered pursuant to the Offering Documents are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the Offering and sale of the Securities contemplated hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Rule 506(b) of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement.

(b)

The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), acknowledges that it has received the Offering Documents, either in hard copy or electronically, and all other documents requested by the Purchaser, has carefully reviewed them and understands the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Agreement, have had access to the same kind of information as would be available in a registration statement filed by the Company under the Securities Act. Purchaser’s decision to enter into this Agreement has been made based solely on the independent evaluation by the Purchaser and its Advisors, if any.

(c)

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission or other regulatory body has approved the Units, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Offering Documents. Any representation to the contrary is a criminal offense. The Offering Documents have not been reviewed by any federal, state or other regulatory authority. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.

(d)

All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Offering Documents) have been made available for inspection by the Purchaser and its Advisors, if any.

(e)

The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering of the Units and the business, financial condition, and results of operations of the Company, and all such questions have been answered by representatives of the Company to the full satisfaction of the Purchaser and its Advisors, if any.

(f)

In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Offering Documents or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company.

(g)

The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet (including without limitation, internet “blogs,” bulletin boards, discussion groups or social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(h)

Other than T.R. Winston & Company, LLC who is acting as placement agent (the “Placement Agent”) for the Company in the Offering, the Purchaser is not aware of any person and has been advised that no person, will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of the Units.

(i)

The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering, to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto.

(j)

The Purchaser understands that the Company will review this Agreement and the Purchaser’s Confidential Purchaser Questionnaire which is attached hereto as Exhibit A and incorporated herein by such reference and the Company is hereby given authority by the Purchaser to call the Purchaser's bank or place of employment or otherwise investigate or review the financial standing of the Purchaser; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

(k)

The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors, if any.

(l)

The Purchaser represents that the Units are being purchased for the Purchaser’s own account, for investment purposes only and not with a view for distribution or resale to others. The Purchaser agrees that the Purchaser will not sell or otherwise transfer the Securities unless the Securities are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Purchaser understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser's investment intention. In this connection, the Purchaser understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Purchaser's representation merely meant that the Purchaser’s present intention was to hold such Units for a short period, such as the capital gains period of tax statutes, for a deferred sale or for any other fixed period. The Purchaser realizes that the SEC might regard a purchase with an intent inconsistent with the Purchaser’s representation to the Company, and a sale or disposition thereof, as a deferred sale to which the exemption is not available.

(m)

The purchase of the Units represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's books. Stop transfer instructions will be placed with the transfer agent of the Securities.

(n)

The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time.

(o)

The Purchaser satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Units are purchased occurs.

(p)

The Purchaser is aware that an investment in the Units involves a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Offering Documents, and, in particular, acknowledges that the Company has a history of losses and is engaged in a highly competitive business.

(q)

The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Purchaser’s Confidential Purchaser Questionnaire contained herein.

(r)

The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(s)

Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company and/or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Units.

(t)

The Purchaser has significant prior investment experience, including investments in non-registered securities. The Purchaser is knowledgeable about investments in small and thinly capitalized, development stage companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

(u)

No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Offering Documents.

(v)

Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(w)

By executing and delivering this Agreement, the Purchaser covenants to the Company and the Placement Agent that, except with the prior written permission of the Company, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any information contained in the Offering Documents, including the exhibits and attachments thereto. The provisions of this Section 3(w) shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

(x)

The Purchaser understands and agrees that all certificates representing the Units will contain the following restrictive legend:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(y)

The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”)

prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(z)

To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representations set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(aa)

To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

(bb)

If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(cc)

(For ERISA plans only) The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(dd)

The Purchaser: (i) if a natural person, represents on its behalf; or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock corporation or other entity, represents on its behalf and the behalf of its officers, directors and principal stockholders, connected with the Purchaser at the time of this Agreement, that it is not subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii)

————————

1  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2  A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3  “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4  A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event covered by Rule 506(d)(2) or (d)(3).

(ee)

THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE CLASS A COMMON STOCK IS PUBLICLY QUOTED ON THE OTC BULLETIN BOARD AND THAT BY ACCEPTING THE MEMORANDUM THE PURCHASER AGREES WITH THE COMPANY TO MAINTAIN IN STRICT CONFIDENCE ALL NON-PUBLIC INFORMATION, INCLUDING, BUT NOT LIMITED TO, THE EXISTENCE OF THE OFFERING AND ANY OTHER NON-PUBLIC INFORMATION REGARDING THE COMPANY OBTAINED FROM THIS MEMORANDUM AND ANY OTHER TRANSACTION DOCUMENT AND/OR FROM THE COMPANY, THE PLACEMENT AGENT AND/OR EITHER OF THEIR AUTHORIZED AGENTS.  THE COMPANY HAS CAUSED THESE MATERIALS TO BE DELIVERED TO THE PURCHASER IN RELIANCE UPON SUCH AGREEMENT AND UPON RULE 100(B)(2)(II) OF REGULATION FD AS PROMULGATED BY THE SEC.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Agreement and accompanying documents to the Company and Placement Agent and shall survive such delivery. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment pursuant to paragraph 1, the undersigned shall immediately give written notice to the Company and the Placement Agent specifying which representations and warranties are not true and accurate and the reason therefor.  In addition, the Purchaser agrees to notify the Company and the Placement Agent immediately in writing if the Purchaser ceases to be an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act. Until the Purchaser provides a notice described in the preceding two sentences, the Company and the Placement Agent may rely on the representations, warranties, covenants and agreements contained herein in connection with any matter related to the Company and/or the Placement Agent. Without limiting the generality of the preceding sentence, the Company and the Placement Agent may assume that all such representations and warranties are correct in all respects as of the date hereof and may rely on such representations and warranties in determining whether (i) the Purchaser is suitable as a purchaser of Units, (ii) Units may be sold to the Purchaser or any other Purchaser without first registering the Units under the Securities Act or any other applicable securities laws, (iii) the conditions to the acceptance of subscriptions for Units have been satisfied, and (iv) the Purchaser meets the eligibility standards set by the Company.

4.

Representations, Warranties and Covenants of the Company.  The Company hereby represents, warrants to and covenants with the Purchaser as follows:

(a)

The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.  The Company is not in violation of any of the provisions of its certificate of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). Except as described in the Memorandum, the Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity. The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company.

(b)

The Company has all power and authority to: (i) conduct its business as presently conducted and as proposed to be conducted as described in the Memorandum; (ii) enter into and perform its obligations under this Agreement; and (iii) issue, sell and deliver the Units. The execution and delivery of each of the Agreement and the issuance, sale and delivery of the Units has been duly authorized by all necessary corporate action. This Agreement has been duly executed and when delivered will constitute upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)

The Units will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other person.

(d)

As of the date of the Memorandum, the capitalization of the Company is as set forth in the Memorandum.

(e)

The Company has timely filed (subject to 12b-25 filings with respect to certain periodic filings) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed with the SEC prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The SEC Documents have been made available to the Purchaser via the SEC’s EDGAR system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, as of each Closing, the SEC Documents, together with any additional documents filed with the SEC after the date hereof and through the date of Closing, when taken in their entirety, shall not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the date upon which they were made and the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of the filing. The Company Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved except (i) as may be otherwise indicated in such Company Financial Statements or the notes thereto; or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(f)

Other than as expressly disclosed in the SEC Documents or in the Memorandum, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the other Offering Documents by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

(g)

The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(h)

The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

(i)

The Company has filed all U.S. federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against the Company, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith and except as set forth in or contemplated in the SEC Documents.

(j)

Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, no registration under the Securities Act of the Units is required for the offer and sale of the Units to the Purchaser in the manner contemplated herein and in the Memorandum.

(k)

The Company has not engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Units.

(l)

Except as set forth in the SEC Documents, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company that are effective as of the date hereof and the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that:

(i)

transactions are executed in accordance with management's general or specific authorizations;

(ii)

transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability;

(iii)

access to assets is permitted only in accordance with management's general or specific authorization; and

(iv)

the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the Exchange Act is being prepared.  The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date and except as set forth in the SEC Documents, including any periodic reports filed with the SEC after the date of the most recently filed periodic report, through the date of Closing, there have been no changes in the Company’s internal controls as such term is defined in Item 308 of Regulation S-K) over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company’s internal controls over financial reporting.

(m)

The Class A Common Stock is quoted on the OTC Bulletin Board (the “OTCBB”) under the symbol “SCRI.”  The Company has not received notice (written or oral) from the OTCBB to the effect that the Company is not in compliance with the continuing requirements of the OTCBB.  The Company is, and it has no reason to believe that it will not in the foreseeable future, continue to be in compliance with all such maintenance requirements.

(n)

Except as expressly set forth in the SEC Documents, since the date of the Memorandum, there has not been:

(i)

any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(ii)

any issuance by the Company of any securities, other than grants of options under the Company’s stock option plan(s) made to its officers, directors and employees; or

(iii)

any incurrence of any material liability by the Company outside of the ordinary course of business.

(o)

The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

(p)

The Company shall file a Form D with respect to the Units as required under Regulation D. The Company shall legally qualify the Units for sale to the Purchasers in each Closing pursuant to this Offering Materials under applicable securities or “blue sky” laws of the states of the United States (or obtain an exemption from such qualification), and shall pay all fees and expenses of such counsel in connection therewith, including, but not limited to, all state filing fees and such counsel’s legal fees and expenses.

(q)

Except for commissions which may be paid to the Placement Agent as set forth in the Memorandum, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(r)

Other than as set forth in the SEC Documents, the Company has not entered into any transactions (whether orally and/or in writing) with any of its affiliates.

(s)

None of the information set forth in the Memorandum and/or the SEC Documents contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

5.

Indemnification.  The Purchaser acknowledges that the Purchaser understands the meaning and legal consequences of the representations, warranties and covenants in Section 3 hereof and that the Company and the Placement Agent have relied upon such representations, warranties and covenants, and the Purchaser hereby agrees to indemnify and hold harmless the Company, the Placement Agent and each of their respective officers, directors, controlling persons, agents and employees, from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation, warranty or covenant made by the Purchaser herein.  Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to the Purchaser under Federal or state securities laws. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 5 shall survive the acceptance of this subscription.

6.

Restrictions on Transfer.  The Purchaser understands and agrees that the Securities shall not be sold, pledged, hypothecated or otherwise transferred unless the Securities are registered under the Securities Act and applicable state securities laws or are exempt therefrom.

7.

Special Anti-dilution Provisions.  The Unit Purchase Price and the exercise of the Warrants, will be subject to a full ratchet anti-dilution adjustment in the event the Company issues additional equity or equity-linked securities at a purchase price that is less than the Unit Purchase Price or the exercise price of the Warrants within one (1) year from the final Closing, provided, however, no adjustment shall be made for the following:

(a)

any shares of Class A Common Stock, including options therefor (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), issued to employees or directors of, or consultants or advisors to, the Company or any of subsidiary pursuant to a plan, agreement or arrangement approved by its Board of Directors, whether issued before or after the final Closing of the Offering, provided that any options for such shares that expire or terminate unexercised or any restricted stock repurchased by the Company at cost shall not be counted toward such maximum number unless and until such shares are regranted as new stock grants (or as new options) pursuant to the terms of any such plan, agreement or arrangement;

(b)

the actual issuance of shares of Class A Common Stock upon the exercise or conversion of securities exercisable or convertible into shares of the Class A Common Stock outstanding on the date of the Memorandum, as well as shares of Class A Common Stock, options or other convertible securities issued as a dividend or distribution on the Class A Common Stock, Class B common stock and/or Series 1 Preferred Stock;

(c)

shares of Class A Common Stock issued pursuant to a stock split or similar reorganization;

(d)

securities issued in connection with a secondary public offering;

(e)

securities issued or issuable pursuant to strategic transactions entered into for primarily non-equity financing purposes approved by the Board of Directors;

(f)

securities issued or issuable pursuant to equipment lease financings or bank credit arrangements entered into for primarily non-equity financing purposes approved by the Board of Directors;

(g)

securities issued or issuable pursuant to an acquisition by the Company of the assets or stock of another entity; or

(h)

any securities or warrants issued to Siskey Industries, LLC for advisory services to the Company.

8.

Registration Rights.

(a)

No later than sixty (60) days following the final Closing (the “Filing Deadline”), the Company will file a registration statement with the SEC to register the resale by the Purchaser of shares of Class A Common Stock included in the Units and the shares of Class A Common Stock issuable upon the exercise of the Warrants included in the Units (the “Warrant Shares”) so as to permit the public resale thereof (the “Resale Registration Statement”).  The Company will use its reasonable efforts to ensure that such Resale Registration Statement is declared effective by the SEC within ninety (90) days of the Filing Deadline.  If (i) the Company should fail to file the Resale Registration Statement by the Filing Deadline, or (ii) it is not declared effective within ninety (90) days of the Filing Deadline, then within five (5) business days of the end of month the Company shall pay the Purchaser an amount in cash, as partial liquidated damages, equal to two percent (2%) of the aggregate purchase price paid by such Purchaser for each 30 days, or portion thereof, until the earlier of the date the deficiency is cured or the expiration of six (6) months from Filing Deadline (the “Penalty”).

(b)

No Purchaser shall be entitled to a payment pursuant to this Section 8 if effectiveness of the Resale Registration Statement has been delayed or a prospectus has been unavailable as a result of (i) a failure by such Purchaser to promptly provide on request by the Company the information required under the Agreement or requested by the SEC as a condition to effectiveness of the Resale Registration Statement; (ii) the provision of inaccurate or incomplete information by such Purchaser; or (iii) a statement or determination of the SEC that any provision of the rights of the Purchaser under this Agreement are contrary to the provisions of the Securities Act.

(c)

Notwithstanding any other provision of this Agreement, if any (i) any publicly-available written guidance, or rule of general applicability of the SEC staff, or (ii) oral or written comments, requirements or requests of the SEC staff to the Company in connection with the review of the Resale Registration Statement sets forth a limitation on the number of Warrant Shares to be registered in the Resale Registration Statement (the “SEC Guidance”) (and the Company has used its best efforts to advocate with the SEC for the registration of all or the maximum number of Warrant Shares), the number of Warrant Shares to be registered on such Resale Registration Statement will be reduced on a pro rata basis among the Purchasers based on the total number of Warrant Shares held by such Purchasers.  The Company shall not be liable for a Penalty to any Warrant Shares which are not permitted by the SEC to be included in the Resale Registration Statement due solely to SEC Guidance from time to time. In such case, any Penalty payable under Section 8(a) shall be calculated to apply only to the percentage of Warrant Shares which are permitted in accordance with SEC Guidance to be included in such Resale Registration Statement.

9.

Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this

Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10.

Investor Qualification.  The Purchaser previously or simultaneously herewith has furnished a completed and executed Confidential Purchaser Questionnaire, the information in which is true and correct in all respects and which is hereby incorporated by reference herein.

11.

Modification.  Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

12.

Notices.  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a)

If to the Purchaser, to the address set forth on the signature page of this Agreement, or at such other address as the Purchaser may hereafter have advised the Company by written notification.

(b)

If to the Company, to the address set forth on the first page of this Agreement, or at such other address as the Company may hereafter have advised the Purchaser by written notification.

13.

Survival of Representations and Warranties.  Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing.

14.

Entire Agreement.  This Agreement contains the entire agreement of the parties with respect to the matters set forth herein and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

15.

Assignability.  This Agreement is not transferable or assignable by the undersigned or any successor thereto.

16.

Confidentiality.

(a)

The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence (the “Confidential Information”). Any distribution of the Confidential Information to any person other than the Purchaser named above, in whole or in part, or the reproduction of the Confidential Information, or the divulgence of any of its contents (other than to the Purchaser’s tax and financial advisers, attorneys and accountants, who will likewise be required to maintain the confidentiality of the Confidential Information) is unauthorized.  The Purchaser, agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any Confidential Information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and Confidential Information obtained by or given to the Company about or belonging to third parties.

(b)

The Company will use its best efforts to keep the information provided in the Confidential Purchaser Questionnaire strictly confidential. The Company may present this Agreement and the information provided in the Confidential Purchaser Questionnaire to such parties as they deem advisable if compelled by law or called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the Offering or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.

17.

Governing Law; Venue; Waiver Of Jury Trial, Etc. This Agreement shall be governed by and construed solely and exclusively under and pursuant to the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.  Each of the parties hereto expressly and irrevocably (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in either the California State Supreme Court, County of Los Angeles, or in the United States District Court for the Central District of California, (2) waive any objection they may have now or hereafter to the venue of any such suit, action or proceeding, and (3) consent to the in personam jurisdiction of either the California State Supreme Court, County of Los Angeles, or the United States District Court for the Central District of California in any such suit, action or proceeding.  Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in either the California State Supreme Court, County of Los Angeles, or in the United States District Court for the Central District of California and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding.  THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.  THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

18.

Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

19.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.  In the event that any signature (including a financing signature page) is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

20.

Use of Pronouns and Defined Terms.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. All terms not otherwise defined herein shall have the same meaning as in the Memorandum.

21.

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date his signature has been subscribed and sworn to below.

No. of Units: _____________________	Amount of Subscription: $______________

The Units are to be issued in	___________________________________
(check one box):	Print Name of Investor

☐ individual name	___________________________________
Print Name of Joint Investor (if applicable)
☐ joint tenants with rights of survivorship
___________________________________
☐ tenants in entirety	Signature of Investor

☐ corporation (an officer must sign)	___________________________________
Signature of Joint Investor
☐ partnership (all general partners must sign)
___________________________________
Print Name of Corporation, Partnership or
email address: _______________________	other Institutional Investor

fax number: _________________________
By:________________________________
Subscriber(s) address:
__________________________________	Title:_______________________________
__________________________________
___________________________________
Taxpayer ID No.: _____________________	Name of natural person with voting and dispositive control over the Units being subscribed for

Accepted as of this ___________ day of _________________________, 2013

SOCIAL REALITY, INC.

By: __________________________________________

      Christopher Miglino, Chief Executive Officer